SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)     May 30, 1997

                            KEYSTONE FINANCIAL, INC.
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            (Exact name of registrant as specified in its charter)



      Pennsylvania                      0-11460                   23-2289209
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  (State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
      of incorporation)


  One Keystone Plaza,  P.O.  Box 3660, Harrisburg,  Pennsylvania  17105-3660
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  (Address of principal executive offices)                        (Zip Code)


   Registrant's telephone number including area code:     (717) 233-1555


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Item 2.     Acquisition or Disposition of Assets
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            On May 30, 1997,  Financial Trust Corp (Financial  Trust) was merged with and into the registrant, Keystone Financial, Inc. (Keystone). The total assets of Financial Trust were approximately $1.2 billion at March 31, 1997.

            On June 12, 1997, Keystone filed a report on Form 8-K which provided information pursuant to the consummation of the above merger. Pursuant to Item 7 of the instructions to Form 8-K, the registrant included the audited financial statements of Financial Trust. As per the requirements on Form 8-K, certain financial information, reflecting pro forma financial statements of the registrant including Financial Trust, are permitted to be filed as an amendment of the report on Form 8-K. All information necessary to amend the report on Form 8-K as filed on June 7, 1997, has been included herein.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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            (b) Pro Forma Financial Information

            Pursuant to the requirements of Form 8-K, the pro forma financial information required by Article 11 of Regulation S-X is filed herewith. Pursuant to Rule 11-01 (a)(2), such pro forma financial information includes the operations of the registrant and Financial Trust for the periods specified in Rules 3-01 and 3-02 under the pooling-of-interests method of accounting, as follows:

                  Pro forma Combined Condensed Statement of Condition at March 31, 1997.

                  Pro forma Combined Condensed Statement of Income for the three months ended March 31, 1997.

                  Pro forma Combined Condensed Statement of Income for the three months ended March 31, 1996.

            The above financial statements are filed as Exhibit 19 of this report on Form 8-K/A and are incorporated herein by reference.

            (c) Exhibits

            An exhibit index, containing a list of all exhibits filed with this report, is included at page 4.



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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Keystone Financial, Inc.
                                          -------------------------
                                              (Registrant)



Date:   August 11, 1997                   Donald F. Holt
        ---------------                   ---------------------------------
                                          Senior Vice President, Controller
                                          and Chief Accounting Officer




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EXHIBIT INDEX

Exhibit
  No.                   Description and Method of Filing
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 19.1        Pro forma Combined Condensed Statement of Condition
             at March 31, 1997.

 19.2 Pro forma Combined Condensed Statement of Income for the three months ended March 31, 1997.

 19.3 Pro forma Combined Condensed Statement of Income for the three months ended March 31, 1996.




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